UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52620	20-0064269
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7311 W. 130th Street, Suite 170, Overland Park, KS 66213

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Transfer of Listing.

(d) On November 15, 2007, Digital Ally, Inc. announced that it had applied for listing of Digital’s common stock on the NASDAQ Capital Market (“Nasdaq”) under the ticker symbol “DGLY”. Consequently, subject to approval by the Nasdaq of Digital’s listing application, the trading of Digital’s common stock will be transferred to the Nasdaq from the OTC Bulletin Board. Digital’s shares will continue to be traded on the OTC Bulletin Board under the symbol “DGLY” until the transfer to the Nasdaq is effective.

A copy of the press release announcing the transfer of the Company’s listing to the Nasdaq is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2007, the Board of Directors of Digital Ally, Inc. (the “Company”) amended the Company’s bylaws (the “Bylaws”) to permit the Company to issue uncertificated shares. Previously, the Bylaws required that all shares of capital stock be represented by certificates. The Bylaws were amended in order for the Company to become eligible to participate in a Direct Registration Program as required by NASDAQ Rule 430(a). The amendments affected only paragraph 1 and 2 of Article VII. The amendments to the Bylaws are filed as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01	Other Events.

On December 5, 2007, our Board of Directors approved the change of our transfer agent and registrar from Holladay Stock Transfer, Inc., 2939 N 67th Place, Suite C, Scottsdale, AZ 85251, to First American Stock Transfer, Inc. 706 E. Bell Road, Suite 202, Phoenix, Arizona 85022.

On December 6, 2007, Digital Ally, Inc. (the “Company”) issued a press release titled “DIGITAL ALLY, INC. EXPECTS 2007 SALES TO EXCEED $19 MILLION.” A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release entitled “DIGITAL ALLY, INC. APPLIES TO LIST COMMON STOCK ON THE NASDAQ CAPITAL MARKET.”

99.2	Amendments to the Amended and Restated Bylaws of Digital Ally, Inc.

99.3	Press release entitled “DIGITAL ALLY, INC. EXPECTS 2007 SALES TO EXCEED $19 MILLION.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2007

DIGITAL ALLY, INC.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release entitled “DIGITAL ALLY, INC. APPLIES TO LIST COMMON STOCK ON THE NASDAQ CAPITAL MARKET.”

99.2	Amendments to the Amended and Restated Bylaws of Digital Ally, Inc.

99.3	Press release entitled “DIGITAL ALLY, INC. EXPECTS 2007 SALES TO EXCEED $19 MILLION.”